Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
		Reporting Period	9/28/16-10/24/16

MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES
Schedule of Cash Receipts and Disbursements	MOR-2	YES
Copies of Debtor's Bank Reconciliations		YES
Copies of Debtor's Bank Statements		YES
Copies of Cash Disbursements Journals		N/A
Statement of Operations	MOR-3	N/A
Balance Sheet	MOR-4	N/A
Schedule of Post-Petition Liabilities	MOR-5	N/A
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Detailed listing of aged accounts payables		N/A
Accounts Receivable Reconciliation and Aging	MOR-6	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Edward P. Schatz	11/16/2016
Signature of Authorized Individual*	Date

Edward P. Schatz	Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE
9/04

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

MONTHLY REPORTING QUESTIONNAIRE
Must be completed each month	Yes	No	N/A
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. - See Note 1. below.
X
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.			X
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.			X
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.			X
8. Is the estate current on the payment of post-petition taxes?			X
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.			X
10. Is workers' compensation insurance in effect?			X
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.			X
12. Are a plan and disclosure statement on file?		X
13. Was there any post-petition borrowing during this reporting period?			X

MOR-1
9/04

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	-	-	-	195,843	195,843

RECEIPTS
CASH SALES	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-

TOTAL RECEIPTS	-	-	-	-	-

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-
SALES, USE & OTHER TAXES	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-
INSURANCE	-	-	-	-	-
ADMINISTRATIVE	-	-	-	-	-
SELLING	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-

OWNER DRAW *	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	-

PROFESSIONAL FEES	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-
COURT COSTS	-	-	-	-	-
TOTAL DISBURSEMENTS	-	-	-	-	-

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-
CASH - END OF MONTH	-	-	-	195,843	195,843
*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	-
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	-
MOR-2
9/04

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

STATEMENT OF OPERATIONS - See Note Below
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit(Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain(Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit(Loss)
* "Insider" is defined in 11 U.S.C. Section 101(31).		MOR-3
9/04
Note - Regarding the MOR-3, the Debtor’s Statement of Operations (Income Statement) is reported on a consolidated basis with its parent company, Cosi, Inc.  The Cosi, Inc. MOR-3 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

STATEMENT OF OPERATIONS - continuation sheet - See Note Below
Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04
Note - Regarding the MOR-3, the Debtor’s Statement of Operations (Income Statement) is reported on a consolidated basis with its parent company, Cosi, Inc.  The Cosi, Inc. MOR-3 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

BALANCE SHEET - See Note Below
The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)
TOTAL OTHER ASSETS
TOTAL ASSETS

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to …)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity

TOTAL LIABILITIES AND OWNERS' EQUITY
Insider is defined in 11 U.S.C. Section 101(31)	MOR-4
9/04
Note - Regarding the MOR-4, the Debtor’s Balance Sheet is reported on a consolidated basis with its parent company, Cosi, Inc. The Cosi, Inc. MOR-4 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

BALANCE SHEET - continuation sheet - See Note Below
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.		MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.		9/04

Note - Regarding the MOR-4, the Debtor’s Balance Sheet is reported on a consolidated basis with its parent company, Cosi, Inc.  The Cosi, Inc. MOR-4 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

STATUS OF POST-PETITION TAXES - See Note Below
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes.  Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability

Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes

SUMMARY OF UNPAID POST-PETITION DEBTS - See Note Below
Attach aged listing of accounts payables
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due post-petition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04
Note - Regarding the MOR-5, the Debtor’s Status of Post-Petition Taxes and Summary of Post-Petition Unpaid Debts are reported on a consolidated basis with its parent company, Cosi, Inc.  The Cosi, Inc. MOR-5 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING - See Note Below

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
MOR-6
9/04
Note - Regarding the MOR-6, the Debtor’s Accounts Receivable Reconciliation and Aging is reported on a consolidated basis with its parent company, Cosi, Inc.  The Cosi, Inc. MOR-6 has been submitted herewith.

Cosi Sandwich Bar, Inc.	Case No.	16-13705-MSH
Debtor	Reporting Period	9/28/16-10/24/16

SUPPLEMENTAL SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

BANK ACCOUNTS
	HBC	HBC	HBC	JP Morgan Chase	JP Morgan Chase
	619-50335-1	619-50150-2	619-50289-4	6373232447	6373237628	Total
CASH BEGINNING OF MONTH	20,000	40,002	35,752	64,639	35,450	195,843

RECEIPTS
CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
INTEREST	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-

TOTAL RECEIPTS	-	-	-	-	-	-

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-	-
SALES, USE & OTHER TAXES	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-
ADMINISTRATIVE	-	-	-	-	-	-
SELLING	-	-	-	-	-	-
BANK FEES	-	-	-	-	-	-

OWNER DRAW *	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	-	-

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-
TOTAL DISBURSEMENTS	-	-	-	-	-	-

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	-	-
CASH - END OF MONTH	20,000	40,002	35,752	64,639	35,450	195,843
*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

SUPPLEMENT TO MOR-2
9/04